SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant  [ X ]
Filed by a party other than the registrant

Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
    [ X ] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ALGIERS BANCORP, INC.
              (Name of Registrant as Specified in Its Charter)


 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [ X ] No Fee Required
    [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11
          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed minimum aggregate value of transaction:

          5) Total fee paid:

    [   ] Fee paid previously with preliminary materials.
    [   ] Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.
          1) Amount previously paid:

          2) Form, Schedule or Registration No.:

          3) Filing Party:

          4) Date Filed:



                           ALGIERS BANCORP, INC.
                          # 1 WESTBANK EXPRESSWAY
                       NEW ORLEANS, LOUISIANA 70114
                             (504) 367 - 8221



                               June 23, 2000


To Our Stockholders:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Algiers Bancorp, Inc. The meeting will be held at the Branch Office located at 2021 Carol Sue Avenue, Terrytown, Louisiana 70056 on Friday, July 28, 2000, at 10:00 a.m., C.D.T.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe in detail the formal business to be acted upon at the meeting, including the election of two directors, the ratification of the appointment of the Company's independent auditors and such other business as may properly come before the meeting or any adjournment thereof.

     The Board has nominated Janice Ray and Thomas M. Arnold, Sr. for election to the Board and urges you to vote for their election.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of, and interest in, Algiers Bancorp, Inc. are sincerely appreciated.

                                   Sincerely,


                                   /s/ Francis M. Minor, Jr.
                                   Francis M. Minor, Jr.
                                   ACTING PRESIDENT AND CHIEF EXECUTIVE
                                   OFFICER




                           ALGIERS BANCORP, INC.
                          # 1 WESTBANK EXPRESSWAY
                       NEW ORLEANS, LOUISIANA 70114
                             (504) 367 - 8222


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Stockholders of Algiers Bancorp, Inc.:

     The annual meeting of stockholders of Algiers Bancorp, Inc. (the "Company") will be held at the Company's Branch Office located at 2021 Carol Sue Avenue, Terrytown, Louisiana 70056, on Friday, July 28, 2000, at 10:00 a.m., local time, to consider and take action upon the following matters:

    (1) To elect two directors to hold office for three years or until their successors have been elected and qualified;

    (2) To ratify the appointment of LaPorte, Sehrt, Romig & Hand, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on June 12, 2000, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                              By Order of the Board of Directors


                              /s/ Hugh E. Humphrey, III
                              Hugh E. Humphrey, III
                              SECRETARY





New Orleans, Louisiana
June 23, 2000

                           ALGIERS BANCORP, INC.
                          # 1 WESTBANK EXPRESSWAY
                       NEW ORLEANS, LOUISIANA 70114


                              PROXY STATEMENT


     This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Algiers Bancorp, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors (the "Board") of proxies for use at the annual meeting of stockholders of the Company to be held on July 28, 2000, at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement is first being mailed to stockholders on or about June 23, 2000.

     Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     The enclosed may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the stockholder votes in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

VOTING AND REQUIRED VOTES

     Only stockholders of record at the close of business on June 12, 2000 ("Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 522,884 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting, except that the Articles of Incorporation of the Company prohibit any stockholder, other than a Company-established employee benefit plan, or trustee of such plan, from voting any shares of Common Stock that it holds in excess of 10% of the outstanding Common Stock. See "Principal Stockholders."

     Directors are elected by a plurality of the votes cast provided a quorum is present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a vote against this proposal. Under rules applicable to broker-dealers, the proposals regarding the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will not be any "broker non-votes" on the two proposals.




                               PROPOSAL ONE:
                           ELECTION OF DIRECTORS

GENERAL

     The Bylaws of the Company provide that the Board of Directors shall initially consist of five members and that the Board of Directors, by majority vote, may increase or decrease the number of directors at any time. The Board of Directors, acting in accordance with the Bylaws, has subsequently increased this number to six members. The Articles of Incorporation of the Company require that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director, and no director or nominees for director is related to any other director, nominees for director or executive officer of the Company by blood, marriage or adoption, except that Janice Ray is the sister of Hugh
E. Humphrey, III.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

INFORMATION ABOUT NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides certain information, as of June 12, 2000, with respect to the director nominees, each other director whose term will continue after the Annual Meeting and each executive officer of the
Company:

                                      PRINCIPAL OCCUPATION AND DIRECTORSHIPS      DIRECTOR     TERM
NOMINEES                  AGE             IN OTHER PUBLIC CORPORATIONS            SINCE(1)   EXPIRING
--------                  ---        ------------------------------------------   --------   --------
Janice Ray (2)            41         Director; Manager of Planet Mortgage,         2000       2003
                                     L.L.C., a subsidiary of the Company, since
                                     August 1999; Manager with Real Estate
                                     Showcase since 1994.
Thomas M. Arnold, Sr.     56         Director and Acting Chairman of the Board;    1997       2003
                                     Assessor, Orleans Parish, Louisiana.
  OTHER DIRECTORS
  ---------------
John H. Gary, III         42         Director;  President  of  Gary Enterprises,   1991       2001
                                     Inc., a convention promoter in New Orleans,
                                     Louisiana since 1988.
Thu Dang                  56         Director;  Self-employed  realtor with Real   1991       2001
                                     Estate  Showcase in New Orleans,  Louisiana
                                     since 1978  and owner of Marco Polo Travel,
                                     Inc. in Gretna, Louisiana since 1994.
Hugh E. Humphrey, III     48         Director;  Secretary  and  Treasurer of the   1984       2002
                                     Company  since  1996 and of the Association
                                     since 1984; also the compliance officer and
                                     loan officer of the Association since 1990.
Francis M. Minor, Jr.     56         Director;   Acting   President   and  Chief   2000       2002
                                     Executive  Officer  of  the  Company  since
                                     March 2000; Chief  Financial Officer of the
                                     Company and of the Association since August
                                     1997; Field Accountant - Gibbs Construction
                                     Co.  from March 1997  to  August 1997; Self
                                     employed accountant from 1993 to March 1997.

_____________

(1)  Includes service as a director of the Association.

(2) Ms. Ray was appointed in March 2000 to fill the vacancy on the Board created by the resignation of her father, Mr. Hugh E. Humphrey, Jr.

STOCKHOLDER NOMINATIONS

     Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made in compliance with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     Regular meetings of the Board of Directors are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. During 1999, the Board of Directors held twelve meetings. During 1999, each director attended at least 75 percent of the aggregate number of meetings held during 1999 of the Board and committees of which he was a member.

     The full Board of Directors of the Company serves as the Nominating Committee and met one time during 1999 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations. No such stockholder nominations have been received for the Annual Meeting.

     The Board of Directors has an Audit Committee, but does not have a compensation committee. The Audit Committee, whose current members are Messrs. Dang, Gary and Arnold, reviews (i) the independent auditors' reports and results of their examination, subject to review by and with the entire Board of Directors, (ii) the internal audit function, which is under the control of and reports directly to the Audit Committee, and (iii) the examination reports of the federal banking agencies and other regulatory reports, subject to review by and with the entire Board of Directors. The Audit Committee met one time during 1999.

COMPENSATION OF DIRECTORS

     During the year ended December 31, 1999, each member of the Board of Directors of the Association who was also not an employee was paid $300 per Board meeting (the full amount is paid for excused absences). For committee meetings, non-employee directors receive $30 per meeting. Directors who are also officers do not receive any fees for Board or committee meetings.

     Members of the Board may also participate in the Company's Management Retention and Recognition Plan, pursuant to which restricted shares of Common Stock may be awarded to directors and key employees. Shares issued under the Plan generally vest in equal 20% increments on the date of the grant and each of the next four anniversaries of the date of grant. Prior to vesting, participants under the Plan are entitled to vote, and to receive dividends in respect of, shares awarded under the Plan.
                              _______________

                          PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of June 12, 2000, certain information regarding the beneficial ownership of Common Stock of (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the executive officers specified herein under the caption "Executive Compensation," (iii) all directors of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                                    PERCENT
                                                       NUMBER OF      OF
               NAME OF BENEFICIAL OWNER                SHARES(1)     CLASS
               ------------------------                ---------    -------
Algiers Bancorp, Inc.........................          51,842(2)      9.9%
   Employee Stock Ownership Plan Trust
   Messrs. Dang and Humphrey, III, trustees
   # 1 Westbank Expressway
   New Orleans, Louisiana 70114
First Financial Fund, Inc....................          34,600(3)      6.6%
   Gateway Center Three
   100 Mulberry Street, 9th Floor
   Newark, New Jersey  07102
Tontine Financial Partners, L.P..............          51,500(4)      9.9%
   Tontine Overseas Associates, L.L.C.
   200 Park Avenue, Suite 3900
   New York, New York 10166
Hugh E. Humphrey, Jr.........................          29,953(5)      5.7%
Thomas M. Arnold, Sr.........................             275(6)       *
Thu Dang.....................................           2,675(7)(8)    *
John H. Gary, III............................          15,175(8)(9)   2.9%
Janice Ray...................................           1,921          *
Hugh E. Humphrey, III........................           8,487(10)     1.6%
Francis M. Minor.............................             305(11)      *
All directors and executive officers of the
Company as a group
   (7 persons)...............................          58,791 (12)   11.2%

_______________
*   Less than 1 percent.

(1) Based upon filings made pursuant to the 1934 Act and other information known to the Company. For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2) The Algiers Bancorp, Inc. Employee Stock Ownership Plan Trust (the "Trust") was established pursuant to the Algiers Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP") by an agreement between the Company and Messrs. Humphrey, III and Dang, who act as trustees of the plan (the "Trustees"). As of December 31, 1999, 32,211 shares of Common Stock held in the Trust were unallocated and 19,631 shares had been allocated to the accounts of participating employees or released for such allocation. Under the terms of the ESOP, the Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts. Any allocated shares that either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors and executive officers who serve as trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust, except for the shares actually allocated to the accounts of the executive officers.

(3) Wellington Management Company, LLP, whose business address is 75 State Street, Boston, Massachusetts 02109, is an investment advisor to First Financial Fund, Inc. and claims shared dispositive power with respect to the shares owned by First Financial Fund, Inc.

(4) Of the shares shown, 38,200 shares are owned of record by Tontine Financial Partners, L.P. ("TFP"), and 13,300 shares are beneficially owned by Tontine Overseas Associates, L.L.C. ("TOA"). TFP is a Delaware limited partnership, and Tontine Management, L.L.C. ("TM") is a Delaware limited liability company and a partner of TFP. TOA is a Delaware limited liability company that serves as investment manager to TFP Overseas Fund, Ltd. ("TFPO"), a Cayman Islands company, which directly owns the 13,300 shares attributable to TOA. Jeffrey L. Gendell is the Managing Member of both TM and TOA.

(5) Includes 9,335 shares held by Mr. Humphrey, Jr.'s spouse, which may be deemed to be beneficially owned by Mr. Humphrey, Jr., 4,918 shares allocated to Mr. Humphrey's account in the Company's ESOP, and 280 shares as to which Mr. Humphrey, Jr. has voting power, but does not have dispositive power.

(6) Includes 70 shares as to which Mr. Arnold has voting power, but does not have dispositive power.

(7) Includes 70 shares as to which Mr. Dang has voting power, but does not have dispositive power.

(8)  All shares are owned jointly with the named person's spouse.

(9) Includes 70 shares as to which Mr. Gary has voting power, but does not have dispositive power.

(10) Includes 887 shares held by Mr. Humphrey, III's IRA, 1,000 shares for which Mr. Humphrey, III is the trustee for his minor daughter, 3,900 shares allocated to Mr. Humphrey, III's account in the Company's ESOP, and 280 shares as to which Mr. Humphrey, III has voting power, but does not have dispositive power.

(11) Includes 140 shares as to which Mr. Minor has voting power, but does not have dispositive power.

(12) Includes 8,818 shares allocated to the officers' accounts in the Company's ESOP and 1,190 shares as to which the respective owners of such shares have voting power, but do not have dispositive power.
                              _______________

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 1999.

                          EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The  following  table   sets   forth  the  compensation  paid  by  the
Association for services rendered in all capacities during the periods indicated to the President and Chief Executive Officer of the Association.

                                                                                 LONG TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION            RESTRICTED STOCK        All OTHER
NAME AND PRINCIPAL POSITION      YEAR       SALARY    BONUS   OTHER(2)             AWARDS           COMPENSATION(4)
---------------------------      ----       ------    ----    --------        ----------------      ---------------
Hugh E. Humphrey, Jr.,(1)        1999       $53,760    --        --                  --                $ 16,898
    Chairman of the Board,       1998        53,760    --        --                 9,975(3)             16,709
    President and Chief          1997        53,760    --        --                  --                   7,700
    Executive Officer

______________

(1) Mr. Humphrey, Jr. resigned as Chairman of the Board, President and Chief Executive Officer in March 2000, at which time Mr. Minor became Acting President and Chief Executive Officer of the Company.

(2) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Humphrey, Jr. The costs to the Association of providing such benefits did not exceed the lesser of $50,000 or 10% of the total salary and bonus paid to or accrued for the benefit of such executive officers.

(3) Represents the value on May 1, 1998, the date of the grant, of 700 shares of restricted stock awarded to Mr. Humphrey, Jr. under the Company's Management Retention and Recognition Plan (the "Plan"). Under the Plan, all such shares vest in equal 20% increments on the date of grant and each of the next four anniversaries of the date of grant. Prior to vesting, recipients of shares under the Plan are entitled to vote, and to receive dividends in respect of, shares awarded under the Plan.

(4) Represents the value, as of the respective year-end ($7, $11, and $14, per share, respectively), of the 2,414, 1,519, and 550 shares allocated to Mr. Humphrey, Jr.'s account under the ESOP for the years ending December 31, 1999, 1998 and 1997, respectively.





EMPLOYMENT AGREEMENTS

     The Company and the Association (collectively, the "Employers") entered into an employment agreement with Mr. Humphrey, Jr. in connection with the conversion of the Association from mutual to stock form on July 8, 1996. This employment agreement was in effect from that time until Mr. Humphrey, Jr.'s resignation as the Company's Chairman of the Board, President and Chief Executive Officer in March 2000. Under that agreement, the Employers agreed to employ Mr. Humphrey, Jr. for a term of three years at an initial salary of $53,760. At least 30 days prior to each annual anniversary date of the employment agreement, the Boards of Directors of the Company and the Association could determine whether or not to extend the term of the agreement for one additional year. Any party to the agreement could choose not to extend the agreement for an additional year by providing written notice at least 30 days prior to any annual anniversary date. Prior to his resignation, Mr. Humphrey, Jr.'s agreement had been extended to July 7, 2001. Upon Mr. Humphrey, Jr.'s resignation, the agreement was terminated without any further liability on the part of the Company.

                           CERTAIN TRANSACTIONS

     Mr. Humphrey, Jr., the former Chairman of the Board, President and Chief Executive Officer of the Company, and his wife own the Association's main office building and lease the building to the Association. Prior to April 1, 1996, the lease was for a 30-year term expiring in September 1997, and the rent was $33,000 per year, subject to increase to $82,000 per year at the discretion of Mr. Humphrey, Jr. Effective April 1, 1996, the Association entered into a new 10-year lease with Mr. Humphrey, Jr. and his wife, and the rent is $45,000 for the first five years of the new lease. The rent will increase during the second five years of the new lease at a rate equal to the rate of increase in the consumer price index, but the rent will not decrease if the consumer price index decreases. The new lease may be renewed at the Association's option for two additional 10-year periods. Under both the old lease and the new lease, the Association pays all taxes, insurance and maintenance costs.

     Mr. Humphrey, Jr. is also the father-in-law of Harold A. Buchler, Jr., a partner in the law firm of Buchler & Buchler. During 1999, Buchler & Buchler received an annual retainer of $12,000 from the Association, and approximately $18,275 in connection with real estate loan closings. Most of the closing fees were paid by the borrowers rather than the Association.

     Management believes that the above transactions were on terms at least as favorable to the Association as could be obtained from unaffiliated third parties.

INDEBTEDNESS OF MANAGEMENT

     The Association, in the ordinary course of business, makes available to its directors, officers and employees mortgage loans on their primary residences and other types of loans. Such loans are made on the same terms as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 1999, the Association's outstanding loans to directors and executive officers of the Association, or members of their immediate families, totaled in the aggregate approximately $114,940.

                               PROPOSAL TWO:
                  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      The Company has been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig and Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig and Hand as independent auditors for the fiscal year ending December 31, 2000.

                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 2001, must be received at the principal executive offices of the Company, #1 Westbank Expressway, New Orleans, Louisiana 70114, Attention: Hugh E. Humphrey, III, Secretary, no later than February 23, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting.

                              ANNUAL REPORTS

     A copy of the Company's  Annual  Report  to  Stockholders for the year
ended  December  31,  1999 accompanies this Proxy Statement.   Such  annual
report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO HUGH H. HUMPHREY, III, SECRETARY, ALGIERS BANCORP, INC., # 1 WESTBANK EXPRESSWAY, NEW ORLEANS, LOUISIANA 70114. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                               OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if either of the nominees named herein is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   By Order of the Board of Directors


                                   /s/ Hugh E. Humphrey, III
                                   Hugh E. Humphrey, III,
                                   SECRETARY

New Orleans, Louisiana
June 23, 2000



[ X] PLEASE MARK VOTES
     AS IN THIS EXAMPLE         REVOCABLE PROXY
                             ALGIERS BANCORP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF                   1.   ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS                                                                         With-   For All
OF ALGIERS BANCORP, INC.                                    JANICE RAY AND              For    hold    Except
                                                            THOMAS M. ARNOLD, SR.       [  ]   [  ]     [  ]

  THE   UNDERSIGNED  HEREBY   APPOINTS  THE                 INSTRUCTION:  TO WITHHOLD AUTHORITY  TO  VOTE
  BOARD OF DIRECTORS  OF  ALGIERS  BANCORP,                 FOR ANY INDIVIDUAL NOMINEE, MARK "EXCEPT" AND
  INC. (THE "COMPANY"), OR  ANY  SUCCESSORS                 WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
  THERETO, AS PROXIES, WITH  FULL POWER  OF                 BELOW.
  SUBSTITUTION, TO REPRESENT AND  TO  VOTE,                 _______________________________________________
  AS   DESIGNATED  BELOW,  ALL   SHARES  OF
  COMMON  STOCK  OF  THE  COMPANY  HELD  OF
  RECORD BY  THE  UNDERSIGNED  ON JUNE  12,            2.   RATIFY APPOINTMENT OF              With-   For All
  2000    AT   THE    ANNUAL   MEETING   OF                 LAPORTE, SEHRT, ROMIG       For    hold    Except
  STOCKHOLDERS TO BE HELD ON JULY 28, 2000,                 AND HAND AS THE COMPANY'S   [  ]   [  ]     [  ]
  OR  ANY ADJOURNMENT THEREOF.                              INDEPENDENT PUBLIC
                                                            ACCOUNTANTS FOR 2000.


                                                       3.   IN  THEIR  DISCRETION,  TO TRANSACTION SUCH
                                                            OTHER BUSINESS AS MAY PROPERLY COME BEFORE
                                                            THE MEETING AND ANY ADJOURNMENTS THEREOF.


                                                       THIS PROXY, WHEN  PROPERLY EXECUTED, WILL  BE  VOTED IN
                                                       THE   MANNER   DIRECTED   HEREIN  BY  THE   UNDERSIGNED
                                                       STOCKHOLDER.  IF  NO  DIRECTIONS  ARE GIVEN, THIS PROXY
                                                       WILL BE VOTED FOR  THE DIRECTOR  NOMINEES  NAMED  ABOVE
                                                       AND  FOR  PROPOSAL 2.  THE PROXY  HOLDERS  NAMED  ABOVE
                                                       WILL VOTE IN THEIR DISCRETION ON ANY OTHER  MATTER THAT
                                                       MAY PROPERLY COME BEFORE THE MEETING.

PLEASE BE SURE TO SIGN AND DATE     DATE               PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  WHEN SHARES
 THIS PROXY IN THE BOX BELOW                           ARE  HELD  BY  JOINT  TENANTS,  BOTH  SHOULD SIGN.  WHEN
                                                       SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                       GUARDIAN,  PLEASE   GIVE  FULL  TITLE  AS  SUCH.   IF  A
                                                       CORPORATION,  PLEASE   SIGN  FULL  CORPORATE   NAME   BY
                                                       PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP,
   STOCKHOLDER SIGN ABOVE--CO-HOLDER                   PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
         (IF ANY) SIGN ABOVE


---------------------------------------------------------------------------------------------------------------

   ^  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.      ^
                             ALGIERS BANCORP, INC.





                      PLEASE MARK, SIGN, DATE AND RETURN
               THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.




